--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 7, 2003



                                 IA Global, Inc.
             (Exact Name of Registrant as specified in its Charter)


          Delaware                    1-15863                   13-4037641
(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                   Identification Number)


             533 Airport Boulevard, Suite 400, Burlingame, CA 94010
                    (Address of principal executive offices)


                  Registrant's telephone number: (650) 685-2403


--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On July 7, 2003, we announced that (a) The PBAA Fund Ltd., our majority shareholder, had invested an additional $2.0 million into our company and (b) in a contemporaneous transaction, approximately $1.16 million of outstanding convertible debt had been exchanged for series B preferred stock at the predetermined conversion price. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:

    EXHIBIT NO.           (a)      Description

        99.1              Press Release dated July 7, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 10, 2003                IA Global, Inc.
                                            (Registrant)

                                     By: /S/ ALAN MARGERISON
                                         --------------------------------------
                                          Alan Margerison
                                          President and Chief Executive Officer